UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 23, 2002

(Commission File Number) 0-25960

THE BANK OF KENTUCKY FINANCIAL CORPORATION
(Exact name of Registrant as specified in its charter)

Kentucky	61-1256535
(State of incorporation	(I.R.S. Employer Identification Number)

1065 Burlington Pike
Florence, Kentucky 41042
(Address of Registrant’s principal executive office)

(859) 371-2340
(Registrant’s telephone number)

Item 5.    Other Events and Regulation FD Disclosure.

On July 23, 2002, The Bank of Kentucky, Inc., a wholly-owned subsidiary of The Bank of Kentucky Financial Corporation, issued a press release announcing that it had entered into a non-binding letter of intent with Peoples Bank of Northern Kentucky to purchase certain assets and assume certain liabilities. The press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 7.    Financial Statements and Exhibits.

(c)  Exhibits.

99.1	Press release, dated July 23, 2002

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:    July 24, 2002

THE BANK OF KENTUCKY FINANCIAL CORPORATION

By:	/s/ ROBERT W. ZAPP
Robert W. Zapp President and Chief Executive Officer

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